File Nos. 33-48696 & 811-6707

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

NARRAGANSETT INSURED TAX-FREE INCOME FUND
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

 (212) 697-6666
(Registrant's Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Aquila Group	Narragansett Insured
of Funds	Tax-Free Income Fund

Important Notice
Please Read Immediately

Narragansett Insured Tax-Free Income Fund

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

and

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on October 17, 2012

PROXY STATEMENT

Aquila Group	Narragansett Insured
of Funds	Tax-Free Income Fund

Narragansett Insured Tax-Free Income Fund
380 Madison Avenue, Suite 2300, New York, New York 10017

Notice of Annual Meeting of
Shareholders to Be Held
on October 17, 2012

To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") will be held:

Place:	(a)	at the Rhode Island Convention Center 1 Sabin Street Room 551AB Providence, Rhode Island;
Time:	(b)	on Wednesday, October 17, 2012 at 9:00 a.m. Eastern Daylight Time;
Purposes:	(c)	for the following purposes:
	(i)	to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund’s shareholders or until his or her successor is duly elected (Annual Meeting Proposal No. 1);
(ii)
to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm for the fiscal year ending June 30, 2013 (Annual Meeting Proposal No. 2); and

	(iii)	to act upon any other matters which may properly come before the Annual Meeting at the scheduled time and place or any adjourned or postponed meeting or meetings.

Who Can Vote What Shares:	(d)
To vote at the Annual Meeting, you must have been a shareholder on the Fund’s records at the close of business on July 20, 2012 (the “record date”). Also, the number of shares of each of the Fund’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual Meeting (or any adjourned or postponed meeting or meetings).

By order of the Board of Trustees,

CHARLES E. CHILDS, III
Secretary

August 22, 2012

Please Note:

If you do not expect to attend the Annual Meeting, please vote by any of three ways: by the Internet, by telephone, or by completing the enclosed proxy card and returning it in the accompanying stamped envelope.  To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 17, 2012: This Notice and the Joint Proxy Statement are available on the internet at www.aquilafunds.com.

Aquila Group	Narragansett Insured
of Funds	Tax-Free Income Fund

Narragansett Insured Tax-Free Income Fund
380 Madison Avenue, Suite 2300, New York, New York 10017

Notice of Special Meeting of
Shareholders to Be Held
on October 17, 2012

To Shareholders of the Fund:

The purpose of this Notice is to advise you that a Special Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") will be held:

Place:	(a)	at the Rhode Island Convention Center 1 Sabin Street Room 551AB Providence, Rhode Island;
Time:	(b)	on Wednesday, October 17, 2012 at 9:15 a.m. Eastern Daylight Time;
Purposes:	(c)	for the following purposes:
(i)
to approve the elimination of the Fund’s fundamental policies relating to:

(a)  Insured Rhode Island Obligations
(b)  permitted Fund investments; and
(c)  investments in voting securities, other investment companies and certain other instruments; and

(ii) to act upon any other matters which may properly come before the Special Meeting at the scheduled time and place or any adjourned or postponed meeting or meetings.

Who Can Vote What Shares:	(d)
To vote at the Special Meeting, you must have been a shareholder on the Fund’s records at the close of business on July 20, 2012 (the “record date”). Also, the number of shares of each of the Fund’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Special Meeting (or any adjourned or postponed meeting or meetings).

By order of the Board of Trustees,

CHARLES E. CHILDS, III
Secretary

August 22, 2012

Please Note:

If you do not expect to attend the Special Meeting, please vote by any of three ways: by the Internet, by telephone, or by completing the enclosed proxy card and returning it in the accompanying stamped envelope.  To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON OCTOBER 17, 2012: This Notice and the Joint Proxy Statement are available on the internet at www.aquilafunds.com.

Narragansett Insured Tax-Free Income Fund
380 Madison Avenue, Suite 2300, New York, New York 10017
Joint Proxy Statement

Introduction

The purpose of the two Notices preceding this Joint Proxy Statement are to advise you of the times, place and purposes of an Annual Meeting of the Shareholders of Narragansett Insured Tax-Free Income Fund (the "Fund") and a Special Meeting of the Shareholders that will take place immediately after the Annual Meeting. The purpose of this Joint Proxy Statement is to give you information on which you may base your voting decisions at both meetings.

The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund’s founder, Aquila Management Corporation.  The Fund's principal underwriter (the "Distributor")  is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New  York, NY 10017.  The Fund's Sub-Adviser is Citizens Investment Advisors, a department of RBS Citizens, N.A. (the "Sub-Adviser"), One Citizens Plaza, Providence, RI 02903.

A copy of the Fund’s 2011 annual report was sent to shareholders of record as of August 30, 2011, a copy of the Fund’s 2012 annual report will be sent in August 2012, and a copy of the Fund’s most recent semi-annual report was sent to shareholders of record as of February 28, 2012.  Additional copies are available on the Fund’s website at www.aquilafunds.com or without charge upon written request to the Manager, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

These Notices, this Joint Proxy Statement and the accompanying Proxy Cards are first being mailed to shareholders on or about August 22, 2012.  This material is also available on the Fund’s website at www.aquilafunds.com.  You may call 800-437-1020 toll-free or 212-697-6666 for information and directions if you plan to attend the Annual and Special Meetings and vote in person.

There are two proxy cards, one for each meeting.  To avoid unnecessary expense, we request that you vote each proxy card no matter how large or small your holding may be.

You should read this Joint Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

(1) Internet Voting

To vote your shares by the Internet, please visit the website at the Internet address shown on your proxy cards.  You will be prompted to enter the control numbers on each of your proxy cards.  Follow the instructions on the screen, using your proxy cards as guides. If you vote by the Internet, you need not return the proxy cards by mail.

(2) Telephone Voting

To vote your shares by telephone, please call the toll-free number on your proxy cards.  You will be prompted to enter the control numbers on each of your proxy cards.  Follow the recorded instructions using your proxy cards as guides.  If you vote by phone, you need not return the proxy cards by mail.

(3) Proxy Cards

The enclosed proxy cards authorize the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders."  There are two proxy cards, one for each meeting.  As to the election of Trustees at the Annual Meeting, you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card for the Annual Meeting or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

As to the other matters listed on each proxy card, you may direct the proxy holders to vote your shares on a proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on a proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on a proposal, the proxy holders will vote your shares for that proposal.

General Information

You may end the power of the proxy holders to vote your shares at either meeting by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or visiting the website at the Internet address, both of which are detailed on each of your proxy cards, entering your control number, and revoking your previous vote.

Only shareholders of record as of the record date are entitled to notice of and to vote at the Annual and Special Meetings.

One-third of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, counted together as a single class, constitutes a quorum for the transaction of business at each of the Annual Meeting and the Special Meeting.  Quorum for each of the Annual Meeting and the Special Meeting will be determined separately.

Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum at the meetings.  “Broker non-votes” occur when a broker or nominee holding shares in “street name” indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner.

With respect to Proposal No. 1 at the Annual Meeting, nominees must be elected by a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists.  Abstentions and “broker non-votes” are not considered “votes cast” and, therefore, do not constitute a vote “FOR” a proposal.  Thus, abstentions and “broker non-votes” will have no effect on the voting for the election of Trustees in Proposal No. 1 at the Annual Meeting, because only votes “FOR” are considered in a plurality voting requirement.  Abstentions and “broker non-votes” have the same effect as negative votes with respect to the ratification or rejection of the selection of the Fund’s independent registered public accounting firm in Proposal No. 2 at the Annual Meeting.

Abstentions and “broker non-votes” have the same effect as negative votes with respect to each proposal to be considered at the Special Meeting.

The Fund is sending you the Notices and Joint Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting and Special Meeting to be held at the times and place and for the purposes indicated in the Notices or any adjourned or postponed meeting or meetings. Whenever it is stated in this Joint Proxy Statement that a matter is to be acted on at the Annual or Special Meeting, this means the meeting held at the scheduled time or any adjourned or postponed meeting or meetings.

The cost of preparing, printing and mailing the Notices, the Joint Proxy Statement and the accompanying Proxy Cards will be borne by the Fund.  The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be asked to forward these Notices and the Joint Proxy Statement to beneficial owners of the Fund’s shares so that these owners may authorize the voting of their shares.  The Fund will pay these firms their out-of-pocket expenses for doing so.

In the event that at the time any session of either the Annual Meeting or the Special Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn such Meeting to a later date and the Meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting or the Special Meeting, as applicable, to permit further solicitation of proxies with respect to such proposal and such Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of the Fund present in person or by proxy at the session of the Annual Meeting or the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Annual Meeting or the Special Meeting, as applicable, is adjourned to permit additional solicitation with respect to any other proposal.  If the Annual Meeting, or the Special Meeting, as applicable, is postponed, the Fund will give notice of the postponed meeting to shareholders.

On the record date, the Fund had four classes of shares outstanding.  All shareholders of the Fund are entitled to vote at each of the Annual Meeting and the Special Meeting.  Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows:  Class A Shares, $10.67; Class C Shares, $10.67; Class Y Shares, $10.67; and Class I Shares, $10.68.  Both meetings are expected to act only upon matters that affect the Fund as a whole: at the Annual Meeting, the election of Trustees and the selection of an independent registered public accounting firm; and at the Special Meeting, approval of certain changes to the Fund’s fundamental policies. Therefore, all shareholders of all classes of the Fund are entitled to vote at each meeting and will vote together as a single class at each meeting.

On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 13,518,145; Class C Shares, 1,968,578; Class Y Shares, 7,662,267; and Class I Shares, 26,399.

On the record date, the following holders held 5% or more of a class of the Fund’s outstanding shares.  On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of The holder of Record	Number of Shares	Percent of Class
Institutional 5% shareholders
Merrill Lynch Pierce Fenner	1,941,877 Class A Shares	14.36%
& Smith	201,197 Class C Shares	10.22%
4800 Deer Lake Dr. East
Jacksonville, FL

Citizens Bank of Rhode Island	3,882,209 Class Y Shares	50.67%
870 Westminster Street
Providence, RI

NFS LLC FEBO The Washington Trust Company	682,273 Class Y Shares	8.90%
23 Broad St.
Westerly, RI

SEI Trust Company	515,948 Class Y Shares	6.73%
One Freedom Valley Drive
Oaks, PA

Charles Schwab and Co. Inc.	26,399 Class I Shares	100.00%
101 Montgomery Street
San Francisco, CA

Additional 5% Shareholders

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Election of Trustees
(Proposal No. 1 at the Annual Meeting)

At the Annual Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected.  The nominees selected by the Trustees are named in the table below.  See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee, Trustee Emeritus, and each officer of the Fund.  All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in September, 2011. All nominees have consented to serve if elected.

Nominees
Name, Address(1) and Year of Birth Interested Trustees (5)	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years
Diana P. Herrmann New York, NY (1958)	Trustee since 2005 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2004-2012

John J. Partridge Providence, RI (1940)	Trustee since 2008 and 2002-2005	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Narragansett Insured Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, Memorial Hospital of Rhode Island, and The Pawtucket Foundation.	5	None
Non-interested Trustees
David A. Duffy North Kingstown, RI (1939)	Chair of the Board since 2009 and Trustee since 1995	Retired Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; Director (advisory board) of Citizens Bank of Rhode Island, since 1999; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	2	Delta Dental of Rhode Island
Thomas A. Christopher Danville, KY (1947)	Trustee since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President, A Good Place for Fun, Inc., a sports facility, since 1987; Director, Sunrise Children’s Services Inc., since 2010; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None
Anne J. Mills Scottsdale, AZ (1938)	Trustee since 2009	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001, 2006-2009; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None
James R. Ramsey Louisville, KY (1948)	Trustee since 2004
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.

			2	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.
Laureen L. White North Kingstown, RI (1959)	Trustee since 2005	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	2	None

The specific experience, qualifications, attributes or skills that led to the conclusion that the nominees should serve as Trustees of the Fund at this time in light of the Fund’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:	Over 25 years of experience in mutual fund management.

John J. Partridge:	Lawyer, knowledgeable about finance and corporate governance.

David A. Duffy:	Experienced mutual fund trustee, knowledgeable about local government affairs.

Thomas A. Christopher:	Experienced trustee of mutual funds, knowledgeable about financial and local matters.

Anne J. Mills:	Extensive financial and management experience; knowledgeable about operation and governance of mutual funds.

James R. Ramsey:	Experienced educator and knowledgeable about local economy and governmental affairs.

Laureen L. White:	Knowledgeable about local government affairs.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Name, Address(1) and Year of Birth	Positions Held with Fund and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)
Trustees Emeritus(7)
Lacy B. Herrmann New York, NY (1929)	Founder and Chairman Emeritus since 2005; Chairman of the Board of Trustees, 1992-2005
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or  trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Vernon R. Alden Boston, MA (1923)	Trustee Emeritus since 2006; Trustee 1992-2006
Retired; former director or trustee of various Fortune 500 companies, including Colgate-Palmolive and McGraw Hill; formerly President of Ohio University and Associate Dean of the Harvard University Graduate School of Business Administration; Trustee, Narragansett Insured Tax-Free Income Fund, 1992-2006, Tax-Free Trust of Oregon, 1988-2001, Hawaiian Tax-Free Trust, 1989-2001, and Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds, consisting of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust), 1989-2001; Trustee Emeritus, Tax-Free Trust of Oregon since 2006; member of several Japan-related advisory councils, including Chairman of the Japan Society of Boston;  trustee of various cultural, educational and civic organizations.

Theodore T. Mason Hastings-on-Hudson, NY (1935)	Trustee Emeritus since 2011; Trustee 2009-2011
Executive Director, East Wind Power Partners LTD since 1994 and Louisiana Power Partners, 1999-2003; Assistant Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2010 (Treasurer, 2004-2009, President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-2000) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Association of the United States Navy (formerly Naval Reserve Association), Commanding Officer of four naval reserve units and Captain, USNR (Ret); director, The Navy League of the United States New York Council since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., since 2000; Trustee Emeritus, Churchill Tax-Free Fund of Kentucky and Narragansett Insured Tax-Free Income Fund since 2011; Trustee, 1987-2011 and 2009-2011, respectively; Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds, consisting of Pacific Capital Cash Assets Trust (1984-2012), Pacific Capital Tax-Free Cash Assets Trust (1988-2012), and Pacific Capital U.S. Government Securities Cash Assets Trust (1988-2012) and Chair of the Board of each, 2004-2012.

William J. Nightingale Rowayton, CT (1929)	Trustee Emeritus since 2009; Trustee 1992-2009
Retired; formerly Chairman, founder (1975) and Senior Advisor until 2000 of Nightingale & Associates, L.L.C., a general management consulting firm focusing on interim management, divestitures, turnaround of troubled companies, corporate restructuring and financial advisory services; Trustee of  Churchill Tax-Free Fund of Kentucky,1993-2007; Trustee of Narragansett Insured Tax-Free Income Fund, 1992-2009, and Chair of the Board, 2005-2009.

Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado and Tax-Free Trust of Oregon since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Stephen J. Caridi New York, NY (1961)	Senior Vice President since 1998
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Narragansett Insured Tax-Free Income Fund since 1998, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2006.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks High Income Fund, Aquila Three Peaks Opportunity Growth Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.

(1) The mailing address of each Trustee and officer is c/o Narragansett Insured Tax-Free Income Fund, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(3) The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

 (5) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.  Mr. Partridge is deemed an interested person of the Fund as a senior counsel of a law firm that performs legal services for RBS Citizens, N.A., of which the Sub-Adviser is a department.

(6) The “Aquila Group of Funds” includes: Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(7) A Trustee Emeritus may attend Board meetings but has no voting power.

Securities Holdings of the Nominees
(as of 6/30/12)

Name of Nominee	Dollar Range of Ownership in Narragansett Insured Tax-Free Income Fund(1)	Aggregate Dollar Range of Ownership in Funds in the Aquila Group of Funds(1)
Interested Nominees

Diana P. Herrmann	C	E

John J. Partridge	C	E

Non-interested Nominees
Thomas A. Christopher	C	E
David A. Duffy	C	C
Anne J. Mills	C	E
James R. Ramsey	C	E
Laureen L. White	B	B

(1)           A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested nominees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser.  For its fiscal year ended June 30, 2012 the Fund paid a total of $116,947 in compensation and reimbursement of expenses to the Trustees.  No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

The Fund is one of the funds in the Aquila Group of Funds, which, as of the date of this Proxy Statement, consist of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund.  The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquila Group of Funds during the Fund's most recent fiscal year.  None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.

Name	Compensation as Trustee from the Fund for Fiscal Year Ended June 30, 2012	Compensation as Trustee from All Funds in the Aquila Group of Funds for Fiscal Year Ended June 30, 2012	Number of Boards on which the Trustee Served for Fiscal Year Ended June 30, 2012*

Thomas A. Christopher	$18,733	$91,167	5

David A. Duffy	$18,361	$31,722	2

Anne J. Mills	$12,011	$83,056	5

John J. Partridge	$11,778	$46,833	5

James R. Ramsey	$14,750	$29,500	2

Laureen L. White	$15,500	$29,000	2

*Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.

The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2012 these funds had aggregate assets of approximately $3.3 billion, of which approximately $2.95 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann.  No individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC.

During the fiscal year ended June 30, 2012, the Fund incurred $1,232,675 in management fees, of which (i) $383,096 was waived; and (ii) $849,579 was paid to the Manager, of which the Manager retained $430,844 and paid the balance to the Sub-Adviser.

During the fiscal year ended June 30, 2012, $225,566 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $6,392 was retained by the Distributor.  With respect to Class C Shares, during the same period $175,564 was paid under Part II of the Plan and $58,521 was paid under the Shareholder Services Plan.  Of the total payments under Parts I and II of the Plan of $234,085, the Distributor retained $49,323.  All of such payments were for compensation.  With respect to Class I Shares, during the same period $564 was paid under Part III of the Plan and $423 was paid under the Shareholder Services Plan.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund.  Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.  The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family, and the balance by Aquila Investment Management LLC.

Other Information on Trustees

The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are “independent” and are not “interested persons” of the Fund, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Thomas A. Christopher, David A. Duffy, Anne J. Mills, James R. Ramsey and Laureen L. White.  The Committee (i) selects the Fund’s independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and results of audits and the fees charged; and (iii) considers the auditors’ comments with respect to the Fund’s financial policies, procedures and internal accounting controls and management’s responses thereto. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during the Fund’s last fiscal year.  The Board of Trustees has adopted a written charter for the Audit Committee.

The Fund has a Nominating Committee, consisting of all of the non-Interested Trustees. The Nominating Committee held one meeting during the last fiscal year.  The Nominating Committee's charter provides that, in evaluating candidates for Trustee, among other things, the Nominating Committee shall: (a) maintain an appropriate ratio between the non-Interested and Interested Trustees, in accordance with applicable laws and regulations; (b) seek Board composition providing relevant talents from a broad and diverse range of backgrounds, business and/or professional experiences and personal qualities; and (c) seek Board composition that reflects an appropriate balance by giving consideration to, where appropriate, the nominee’s state-specific knowledge, involvement and residence, as well as the nominee’s service and experience as a Trustee of any of the other funds in the Aquila Group of Funds. In evaluating the individual characteristics of a potential nominee, the Nominating Committee charter provides that the Nominating Committee shall (i) consider as Trustees people with the broad and relevant experience, sound judgment and conscientious attitude needed to discharge the duties of Trustees; (ii) consider as candidates people who have personal qualities and traits that facilitate forthright, articulate, objective and thoughtful dialogue among Trustees, management and shareholders; (iii) consider persons whose experience, background and, as appropriate, state profile can be expected to enhance investor confidence in the Fund and the stature of the Board (mutual fund trustee and/or other significant experience on other boards is desirable); (iv) seek as new Trustees those who will be capable of serving for a substantial period; and (v) seek as nominees those who will actively prepare for and participate in person in all Board meetings and related activities.  The committee considers diversity in identifying candidates but has no formal policy. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, Suite 2300, New York, NY  10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Fund’s website at www.aquilafunds.com.

During the Fund’s last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

The Fund does not have a policy on Trustee attendance at the Annual Meeting.  At the 2011 Annual Meeting, six Trustees were present.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

Since the beginning of the Fund’s most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager, the Sub-Adviser or the parent or subsidiaries of either.

The Board seeks continuously to be alert to potential risks regarding the Fund’s business and operations as an integral part of its responsibility for oversight of the Fund.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall oversight of the Board, the Fund, or the Manager, the Sub-Adviser or other service providers to the Fund, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board has a Chair who is a non-Interested Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Fund’s activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Fund, as well as the Co-Presidents of the Distributor, meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.  Service providers to the Fund, such as the Fund’s independent accountants, also make periodic reports to the Board with respect to various aspects of risk management.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate the orderly and efficient flow of information to the trustees of such other funds. These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Fund, the Manager, the Sub-Adviser or other service providers. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

The Board has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser, and otherwise enhance the Board's oversight role.  The Board has also determined that its leadership structure is appropriate given the circumstances that the Fund invests in obligations issued by the State of Rhode Island, its counties and various other local authorities, and the Board uses the local knowledge of its Trustees as well as their business experience.

Vote Required

To be elected, each nominee must receive the affirmative votes of a plurality of the shares present in person or by proxy at the meeting at which a quorum exists.

The Board of Trustees of the Fund unanimously recommends that shareholders vote FOR the election of each of the nominees.

Ratification or Rejection
of Selection of
Independent Registered Public Accounting Firm
(Proposal No. 2 at the Annual Meeting)

Tait, Weller & Baker LLP (“TWB”), which currently serves as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the non-Interested Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending June 30, 2013. Such selection is submitted to the shareholders for ratification or rejection.

The following table represents fees for professional audit services rendered by TWB for the audit of the Fund's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended June 30, 2011 and 2012.

	2011	2012

Audit Fees	$18,200	$18,500
Audit related fees	0	0
Audit and audit related fees	$18,200	$18,500
Tax fees (1)	$3,400	$3,400
All other fees	0	0
Total	$21,600	$21,900

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

No non-audit services were rendered to the Fund or any affiliated entity for the preceding two fiscal years. TWB did not perform any services during the last two fiscal years for the Fund’s investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

All audit and non-audit services performed by TWB on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee.  Services to be considered between meetings of the Audit Committee are pre-approved by a selected member of the Audit Committee in accordance with applicable regulations and subject to additional procedures established by the Audit Committee.

The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB’s representation that it is independent in recommending re-appointment of it for the fiscal year ending June 30, 2013.

TWB has no direct or indirect financial interest in the Fund, the Manager or the Sub-Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

Approval requires the affirmative votes of a majority of the shares present in person or by proxy at the meeting at which a quorum exists.

Under the Investment Company Act of 1940, as amended, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of (a) 67% or more of the shares of the Fund present at the Annual Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund’s outstanding classes of shares.

The Board of Trustees of the Fund unanimously recommends that shareholders vote FOR this proposal.

Approval of the Elimination of Certain of the Fund’s Fundamental Policies
(Proposals No. 1A-C at the Special Meeting)

Background and Reasons for the Proposals

The Fund, like all mutual funds, is required by law to have policies governing certain investment practices that may be changed only with shareholder approval.  These policies are referred to as “fundamental.” Currently, the Fund has fundamental policies that either are not required by law or are more restrictive than the law requires.

The Board of Trustees has reviewed the Fund’s current fundamental policies and has concluded that three policies should be eliminated.  At the Special Meeting, you will be asked to approve the elimination of these fundamental policies.  The Board of Trustees recommends that you vote in favor of the proposals set forth below because having unduly restrictive fundamental policies may prevent the Board of Trustees from reacting quickly to events when it is in the interests of shareholders to do so.  The elimination of these fundamental policies is expected to facilitate the management of the Fund’s portfolio and provide the Fund with the flexibility to respond to changing markets, new investment opportunities and future changes in applicable law.

If shareholders approve Proposal 1A, the Fund will be permitted to invest without limit in Rhode Island Obligations that are not insured (Rhode Island Obligations are defined in the Fund’s prospectus as tax-free municipal obligations which pay interest exempt from Rhode Island state and regular Federal income taxes), the word “Insured” would be removed from the Fund’s name, and the Fund would be re-named Aquila Narragansett Tax-Free Income Fund.  As discussed below, the Fund’s ability to invest in Rhode Island Obligations is currently restricted by the requirement that 80% of the Fund’s assets be invested in Rhode Island Obligations that are insured.

If shareholders approve Proposal 1B and Proposal 1C, the Fund will be able to invest not more than 20% of its assets in other securities, including shares of money market funds, taxable money market instruments and short-term debt securities, taxable obligations issued by the State of Rhode Island and other states, and other taxable obligations such as Build America Bonds, and U.S. government securities, to the extent consistent with its other investment policies and restrictions.  The Fund would utilize money market funds, taxable money market instruments and short-term debt securities for cash management purposes and, if necessary, temporary defensive purposes.  The Sub-Adviser does not immediately intend to invest in other taxable obligations if shareholders approve the proposals but it may do so in the future.

The Fund’s investment objective is not proposed to change and shall remain the same.  That is to say that it shall continue to seek to provide as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.  Except as noted above, no other changes to the Fund’s current investment practices are contemplated in connection with the proposals.

As discussed below, if shareholders approve Proposal 1B and Proposal 1C, the Fund also will be provided with the flexibility to make certain other investments in the future.  To the extent that the Manager and the Sub-Adviser believe it would be appropriate for the Fund to engage in new investment practices in the future, after evaluating the consistency of such practices with the Fund’s investment objective, the Fund may be subject to additional risks.  Therefore, prior to seeking Board of Trustee approval of any such change, the Sub-Adviser will present its recommendation to the Manager who will seek to: (1) ascertain that the proposed investment practice is permissible based upon the Fund’s current Prospectus and Statement of Additional Information and applicable laws; (2) evaluate whether the Fund’s service providers are operationally equipped to address the relevant accounting, reporting and tax considerations associated with the proposed investment practice; and (3) evaluate the risks and rewards  of the proposed investment practice from a product management and marketing perspective.  Once these considerations have been addressed, a presentation will be provided to the Board of Trustees.  Such presentation will include an assessment by the Manager and the Sub-Adviser of the investment merits of the proposed investment practice and an assessment by the Manager of the portfolio compliance, accounting and product management considerations associated with the proposed investment practice.  The Board of Trustees will then evaluate all relevant considerations before voting on any such proposal.  Thus, before a material change may be made in the Fund’s investment practices, the Board of Trustees would need to approve such change and, if it is necessary or advisable, the Fund’s Prospectus or Statement of Additional Information would be revised to disclose the change and, as applicable, any additional risks.

The effective date of the elimination of these three fundamental policies, if approved, will be determined by the Fund’s officers.

Vote Required

Approval of each of Proposals 1A - 1C requires the affirmative votes of a majority of the shares present in person or by proxy at the meeting at which a quorum exists.

Under the Investment Company Act of 1940, as amended, the vote of the holders of a majority of the outstanding shares of the Fund means the vote of the holders of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of the Fund’s outstanding classes of shares.

If any of Proposals 1A - 1C is not approved by the shareholders, the Board of Trustees will consider what further action is appropriate with respect to such proposal(s), which could include calling another shareholder meeting.  Approval of any one of Proposals 1A-1C is not contingent upon the approval of any other proposal.  However, both Proposal 1B and Proposal 1C must be approved by shareholders in order for the Fund to have the ability to invest in money market funds.

Approval of Elimination of the Fund’s Fundamental Policy
Regarding Insured Rhode Island Obligations
(Proposal No. 1A at the Special Meeting)

Proposed fundamental policy: If the shareholders of the Fund approve this proposal, the Fund’s current fundamental policy regarding insured Rhode Island Obligations will be eliminated.

Current fundamental policy: The Fund’s current fundamental policy regarding insured Rhode Island Obligations is as follows:

Under normal circumstances, 80% of the Fund’s assets will be invested in Rhode Island Obligations which are insured.

Background and Reasons for the Proposal:  The Fund’s current fundamental policy requires it to invest 80% of its assets in Rhode Island Obligations that are insured by nationally recognized insurers of municipal obligations as to the timely payment of principal and interest when due (“Insured Rhode Island Obligations”).  The Sub-Adviser’s ability to invest the Fund in Rhode Island Obligations currently is restricted by the requirement that such obligations be insured.

It is important to note that approval of this proposal would not change the requirement (discussed in more detail in Proposal 1B) that the Fund, under normal circumstances, invest at least 80% of its assets in Rhode Island Obligations (i.e., tax-free municipal obligations which pay interest exempt from Rhode Island state and regular Federal income taxes) the income paid on which will not be subject to the Alternative Minimum Tax.

Historically, most Rhode Island municipal bond issuers insured their bonds prior to coming to market.  Insurance was seen as a way to get a higher bond rating, lower the interest cost to the issuer, and to provide additional acceptance and marketability.  As the insurers started to insure mortgage products in addition to municipal debt, they took on more risk.  As a result, the major credit rating agencies (Moody’s, Standard & Poor’s and Fitch) have either downgraded or eliminated the ratings of many insurers.  This, in turn, has resulted in fewer issuers coming to market with insured bonds.

As more bonds in the Fund’s portfolio mature or are called, the Sub-Adviser has experienced difficulty in replacing the matured/called bonds with new Insured Rhode Island Obligations.  Most new issuance in recent years has been uninsured.  Furthermore, most Fund purchases over the past few years have not been insured.  The Fund’s current fundamental policy, however, permits it to invest no more than 20% of its net assets in Rhode Island Obligations that are not insured.  The Fund is currently near that 20% limit.

The purpose of having insurance on investments is to reduce financial risk for investors in the Fund.  In particular, insurance is intended to mitigate credit risk.  Because the ability of many of the insurers to pay claims has been downgraded, the protection of such insurance has, however, been diminished, and there is no assurance that a downgraded insurer can be relied upon for payment.

Accordingly, the Board of Trustees, Manager and Sub-Adviser propose to eliminate the fundamental policy requiring that the Fund invest 80% of its assets in Insured Rhode Island Obligations. If shareholders approve the proposal, the Fund will be permitted to invest without limit in Rhode Island Obligations that are not insured.  The elimination of the current fundamental policy will give the Sub-Adviser the flexibility to invest the Fund in a more diversified pool of Rhode Island issuers.  The Fund will continue to invest in Insured Rhode Island Obligations when such bonds are available and when the Sub-Adviser believes that it is appropriate to do so.

           If shareholders approve the proposal, the word “Insured” would be removed from the Fund’s name, and the Fund would be re-named Aquila Narragansett Tax-Free Income Fund.

The Board of Trustees of the Fund unanimously recommends that shareholders vote FOR this proposal.

Approval of Elimination of the Fund’s Fundamental Policy
Regarding Permitted Fund Investments
(Proposal No. 1B at the Special Meeting)

Proposed fundamental policy: If the shareholders of the Fund approve this proposal, the Fund’s current fundamental policy regarding permitted investments will be eliminated.

Current fundamental policy: The Fund’s current fundamental policy regarding permitted investments is as follows:

The Fund invests only in certain limited securities.  The Fund cannot buy any securities other than Rhode Island Obligations (discussed under “investment of the Fund’s Assets” in the Prospectus and in “Investment Strategies and Risks” in the Statement of Additional Information).

Background and Reasons for the Proposal: The Fund’s current fundamental policy permits it to invest only in Rhode Island Obligations.   The Fund believes that the fundamental policy may be unduly restrictive, and prevent the Fund from reacting in a timely manner to changes in the financial markets.

It is important to note, however, that the Fund has adopted a fundamental policy (which is not proposed to change), set forth in the Fund’s Prospectus, which requires the Fund, under normal circumstances, to invest at least 80% of its assets in Rhode Island Obligations (i.e., tax-free municipal obligations which pay interest exempt from Rhode Island state and regular Federal income taxes) the income paid on which will not be subject to the Alternative Minimum Tax.  This policy is in accordance with Rule 35d-1 under the 1940 Act, which requires that a fund that has a name suggesting that the fund’s distributions are exempt from federal and state income tax adopt a fundamental policy to that effect.

As noted above, the Fund’s investment objective is not proposed to change and shall remain the same.  That is to say that it shall continue to seek to provide as high a level of current income exempt from Rhode Island state and regular Federal income taxes as is consistent with preservation of capital.  If shareholders approve the proposal to eliminate the current fundamental policy, the Fund will have the flexibility to invest up to 20% of its portfolio in investments other than Rhode Island Obligations.  In particular, if shareholders approve this Proposal 1B, the Sub-Adviser will be permitted to invest a portion of the Fund’s assets in taxable money market instruments and short-term debt securities and if shareholders approve this Proposal 1B and Proposal 1C, the Sub-Adviser will be permitted to invest a portion of the Fund’s assets in shares of money market funds.  The Fund would utilize money market funds, taxable money market instruments and short-term debt securities for cash management purposes and, if necessary, temporary defensive purposes.

In addition to investing in money market funds, taxable money market instruments and short-term debt securities, the Fund will have the flexibility to invest in other investments including, but not limited to, taxable obligations issued by the State of Rhode Island and other states, other taxable obligations such as Build America Bonds, and U.S. government securities as and when deemed appropriate and desirable, which in aggregate, together with money market funds, taxable money market instruments and short-term debt securities, shall not exceed 20% of the Fund’s assets.  The Sub-Adviser does not immediately intend to invest in such taxable obligations if shareholders approve this proposal but it may do so in the future.  Prior to investing in such securities, the Fund’s Prospectus or Statement of Additional Information would be revised to disclose the new practice, the purpose of the new practice and, as applicable, any additional risks.

The proposed elimination of this fundamental policy is designed to afford the Fund the maximum flexibility permitted under law from time to time.  Except for gaining the ability to invest not more than 20% of the Fund’s assets in other securities, including shares of money market funds, taxable money market instruments, short-term debt securities and other taxable obligations, the proposed elimination of this fundamental policy is not expected to materially affect the manner in which the Fund’s investment program is conducted at this time, as described in the Fund’s Prospectus and Statement of Additional Information.  Before a material change is made in the Fund’s investment practices in response to the elimination of this fundamental policy, the Board of Trustees would need to approve such change, based upon consideration of the merits of the proposed investment practices and portfolio compliance, accounting and product management considerations.  If it is necessary or advisable, the Fund’s Prospectus or Statement of Additional information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of the Fund unanimously recommends that shareholders vote FOR this proposal.

Approval of Elimination of the Fund’s Fundamental Policy
Regarding Investments in Voting Securities, Other Investment Companies
and Certain Other Instruments
(Proposal No. 1C at the Special Meeting)

Proposed elimination of fundamental policy:  If the shareholders of the Fund approve this proposal, the Fund’s current fundamental policy regarding restrictions in investments in voting securities, other investment companies and certain other instruments will be eliminated.

Current fundamental policy: The Fund’s current fundamental policy regarding restrictions in investments in voting securities, other investment companies and certain other instruments is as follows:

The Fund cannot buy any voting securities, any shares of other investment companies or any warrants, puts, calls or combinations thereof.

Background and Reasons for the Proposal:  The Fund believes that the current fundamental policy is unduly restrictive.  In particular, the fundamental policy prohibits the Fund from buying shares of other investment companies, including money market funds.  The 1940 Act addresses the extent to which mutual funds may invest in other funds. Until recently, the 1940 Act generally limited these investments to relatively small percentages of fund assets such that a fund’s investments in a single investment company could not exceed 3% of the purchased investment company's outstanding voting stock and 5% of the fund's total assets and a fund’s investments in all investment companies were capped at 10% of the fund’s total assets.  Recent rule changes now permit funds to invest without limit in money market funds.

Because of the existing 1940 Act limitations and in light of the recent changes to, and exemptions from, these limitations, the Fund believes that its existing fundamental policy is unnecessary and may be unduly restrictive. If the Fund’s fundamental policy on this topic is eliminated, the Fund will be able to invest in other investment companies, including, in particular, money market funds, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and the Fund’s other investment policies.

As noted in the discussion regarding Proposal 1B, if shareholders approve Proposal 1B and this Proposal 1C, the Fund will be permitted to utilize money market funds for cash management purposes and, if necessary, for temporary defensive purposes.  This could allow the Fund to potentially obtain a higher return on cash balances if deemed desirable from a portfolio management perspective, as well as taking into account other considerations such as tax consequences.

In addition to investing in shares of money market funds, mutual funds also invest in other investment companies for a variety of other reasons. Investing in investment companies is a way to equitize cash in a fund’s portfolio and achieve investment exposure to a particular asset class or type of investment.  Mutual funds also may invest in other investment companies using a master-feeder structure or a fund-of-funds structure. When a fund invests in other funds, it bears not only its own expenses but also its proportionate share of the operating expenses of the other funds.  Except for money market funds, the Fund does not currently intend to invest in other investment companies.

The current fundamental policy also prohibits the Fund from investing in voting securities.  Voting securities include securities of other investment companies, and also include equity securities.  If this fundamental policy is eliminated, the Fund would be able to invest in equity securities to the extent consistent with its investment objective and investment strategies.  The Sub-Adviser has no current intention to invest any of the Fund’s assets in equity securities.

The fundamental policy also prohibits the Fund from purchasing warrants, puts, calls or combinations thereof.  Warrants, puts and calls, which are types of derivative instruments, give a fund the right to acquire, or to sell, another security at a specified time or times or during a specified period, and, in some cases, the holder may be entitled to acquire the security at a discount to its market value. Warrants, puts and calls may be attached to another security or may trade separately.  In some cases, warrants, puts and calls may be acquired at no or little cost, particularly if acquired with another security.  Warrants, puts and calls entitle the holder to acquire or to sell a security in the future under certain circumstances.  If the circumstances do not occur, the instrument is “out of the money” or it is otherwise uneconomic for the instrument to be exercised, the instrument expires unexercised, and any purchase price for that instrument will be forfeited.  Investments in warrants, puts and calls may be considered speculative because such instruments do not represent any rights in the assets of the issuing company, nor do they entitle the holder to dividends or voting rights.  A fund may invest in warrants, puts and calls when the underlying security to which the instrument relates is expected to increase, or to decrease, in value.  The Fund would only invest in warrants, puts and calls subject to any limitations imposed by the Board of Trustees or the Sub-Adviser from time to time, as well as the Fund’s other investment policies.  The Sub-Adviser has no current intention to invest any of the Fund’s assets in warrants, puts or calls.

The proposed elimination of this fundamental policy is designed to afford the Fund the maximum flexibility permitted under law from time to time. Except for investing in money market funds, the proposed elimination of this fundamental policy is not expected to materially affect the manner in which the Fund’s investment program is conducted at this time, as described in the Fund’s Prospectus and Statement of Additional Information.  Before a material change is made in the Fund’s investment practices in response to the elimination of this fundamental policy, the Board of Trustees would need to approve such change, based upon consideration of the merits of the proposed investment practices and portfolio compliance, accounting and product management considerations.  If it is necessary or advisable, the Fund’s Prospectus or Statement of Additional information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of the Fund unanimously recommends that shareholders vote FOR this proposal.

Shareholder Proposals

Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Fund’s 2013 annual meeting must be received by the Fund by April 23, 2013 in order to be included in the Fund’s proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Fund by July 8, 2013.

Other Business

The Fund does not know of any other matter which will come up for action at the Annual Meeting or the Special Meeting.  If any other matter or matters properly come up for action at either the Annual Meeting or the Special Meeting, including any adjournment or postponement of the Annual Meeting or the Special Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted.  That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
Available 24 hours
Most Cost Effective

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
Available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

Please detach at perforation before mailing.

PROXY                                 AQUILA GROUP OF FUNDS                        PROXY
NARRAGANSETT INSURED TAX-FREE INCOME FUND
Proxy for Annual Meeting of Shareholders – October 17, 2012
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Narragansett Insured Tax-Free Income Fund (the “Fund”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Wednesday, October 17, 2012, at the Rhode Island Convention Center, 1 Sabin Street, Room 551AB, Providence, Rhode Island, at 9:00 a.m. Eastern Daylight Time, and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

The Board of Trustees recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.  The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE TELEPHONE: 1-800-337-5303 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD.  When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.  Joint owners should each sign.

Signature Signature (if held jointly) Date

  YES NO
                                                                                                   I plan to attend the Annual Meeting in Providence.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Aquila Group of Funds
Narragansett Insured Tax-Free Income Fund Annual Shareholder Meeting to Be Held on October 17, 2012.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
NARRAGANSETT INSURED TAX-FREE INCOME FUND ANNUAL MEETING
			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1. Election of Trustee Nominees:			⁮	⁮	⁮

01. Thomas A. Christopher	02. David A. Duffy	03. Diana P. Herrmann*
04. Anne J. Mills	05. John J. Partridge*	06. James R. Ramsey
07. Laureen L. White
*Interested Trustees

To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.
			FOR	AGAINST	ABSTAIN

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Annual Meeting Proposal No. 2 in Proxy Statement)			⁮	⁮	⁮

Annual Meeting Attendance – You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
Follow the on-screen instructions
Available 24 hours
Most Cost Effective

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
Available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

Please detach at perforation before mailing.

PROXY                                AQUILA GROUP OF FUNDS                         PROXY
NARRAGANSETT INSURED TAX-FREE INCOME FUND
Proxy for Special Meeting of Shareholders – October 17, 2012
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Narragansett Insured Tax-Free Income Fund (the “Fund”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on Wednesday, October 17, 2012, at the Rhode Island Convention Center, 1 Sabin Street, Room 551AB, Providence, Rhode Island, at 9:15 a.m. Eastern Daylight Time, and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

The Board of Trustees recommends a vote FOR Proposals No. 1A through 1C.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE TELEPHONE: 1-800-337-5303 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD.  When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.  Joint owners should each sign.

____ Signature ____ Signature (if held jointly) ____ Date
  YES NO
                                                                                                I plan to attend the Special Meeting in Providence.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Aquila Group of Funds
Narragansett Insured Tax-Free Income Fund Special Shareholder Meeting to Be Held on October 17, 2012.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
NARRAGANSETT INSURED TAX-FREE INCOME FUND SPECIAL MEETING

1. To approve the elimination of the Fund’s fundamental policies relating to:
1A. Insured Rhode Island Obligations	FOR	AGAINST	ABSTAIN
1B. Permitted Fund investments.	FOR	AGAINST	ABSTAIN
1C. Investments in voting securities, other investment companies and certain other instruments.	FOR	AGAINST	ABSTAIN

Special Meeting Attendance – You are encouraged to attend the Special Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.